UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2026

CIFC Direct Lending Evergreen Fund

(Exact name of registrant as specified in its charter)

Delaware	814-01992	33-2143049
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 SE 3rd Avenue, Suite 1660 Miami, Florida		33131
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code): (212) 624-1200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) Dismissal of independent registered public accounting firm

On August 13, 2026, the Board of Trustees (the “Board”) of CIFC Direct Lending Evergreen Fund (the “Fund”) approved, based on the recommendation of the Fund’s Audit Committee (the “Audit Committee”), the dismissal of Deloitte & Touche LLP (“Deloitte”) as the Fund’s independent registered public accounting firm, effective August 14, 2026.

The audit report of Deloitte on the Fund’s consolidated financial statements as of and for the period from February 4, 2025 (commencement of operations) to December 31, 2025, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the period from February 4, 2025 (commencement of operations) to December 31, 2025 and through August 13, 2026, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreements in connection with its audit report, and there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Fund has provided Deloitte with a copy of the foregoing disclosures and has requested that Deloitte furnish the Fund with a letter addressed to the Securities and Exchange Commission stating whether Deloitte agrees with the above statements. A copy of Deloitte’s letter dated August 17, 2026 is filed as Exhibit 16.1 to this Form 8-K.

(b) Engagement of new independent registered public accounting firm

Based on the recommendation of the Audit Committee, the Board engaged KPMG LLP (“KPMG”) to serve as the Fund’s independent registered public accounting firm, effective immediately upon the dismissal of Deloitte as the Fund’s independent registered public accounting firm.

During the period from February 4, 2025 (commencement of operations) to December 31, 2025 and through August 13, 2026, neither the Fund nor anyone on its behalf consulted with KPMG regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements, and neither a written report nor oral advice was provided to the Fund that KPMG concluded was an important factor considered by the Fund in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

16.1	Letter furnished by Deloitte & Touche LLP, dated August 17, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIFC Direct Lending Evergreen Fund

Date: August 17, 2026	By:	/s/ Asha Richards
	Name:	Asha Richards
	Title:	Chief Legal Officer & Secretary